UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 26, 2002
     (September 26, 2002)

CASTLE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)
33-37809 - NY
(Commission
File Number)
77-0121957
(IRS Employer
Identification No.)




45 Church Street, Freeport, New York
(Address of principal executive offices)
11520
(Zip Code)




Registrant's telephone number, including area code (516) 868-2000









Item 6. OTHER EVENTS
On September 26, 2002, the Registrant filed a Form 15 with the Securities and Exchange Commission to suspend its duty to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE HOLDING CORP.


September 26, 2002
/s/ George R. Hebert
George R. Hebert
President